       As filed with the Securities and Exchange Commission on September 4, 1998
                                                      Registration No. 333-_____
================================================================================

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ALTERA CORPORATION
             (Exact name of registrant as specified in its charter)

                    Delaware                                         77-0016691
----------------------------------------------           ---------------------------------
(State or other jurisdiction of incorporation)           (IRS Employer Identification No.)

                              101 Innovation Drive
                           San Jose, California 95134
          (Address of principal executive offices, including zip code)

                                  ------------

                             1996 Stock Option Plan
                        1987 Employee Stock Purchase Plan
                         1998 Director Stock Option Plan
                             1998 Stock Option Grant
                            (Full Title of the Plans)
                                  ------------

                                  RODNEY SMITH
                      President and Chief Executive Officer
                               ALTERA CORPORATION
                              101 Innovation Drive
                           San Jose, California 95134
                     (Name and address of agent for service)
                                 (408) 544-7000
          (Telephone number, including area code, of agent for service)
                                   ----------

                                   Copies to:
  C. WENDELL BERGERE, ESQ.                         THOMAS C. DeFILIPPS, ESQ.
     ALTERA CORPORATION                        WILSON SONSINI GOODRICH & ROSATI
    101 Innovation Drive                           Professional Corporation
 San Jose, California 95134                           650 Page Mill Road
                                               Palo Alto, California  94304-1050

================================================================================

                                              CALCULATION OF REGISTRATION FEE

                                                             Proposed  Maximum      Proposed Maximum
                                          Amount to be      Offering Price per     Aggregate Offering        Amount of
Title of Securities to be Registered       Registered             Share                   Price           Registration Fee
------------------------------------      ------------      ------------------     ------------------     ----------------
Common Stock issuable under:
1996 Stock Option Plan                  1,200,000 shares      $   31.125 (1)           $37,350,000           $11,318.18
1987 Employee Stock Purchase Plan         300,000 shares          26.4563(2)             7,936,875             2,405.11
1998 Director Stock Option Plan           170,000 shares          31.125 (1)             5,291,250             1,603.41
1998 Stock Option Grant                    11,250 shares          31.125 (1)               350,156               106.11
                                                                                                              ---------
                                                                                                             $15,432.81

================================================================================

(1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee on the basis of the average of the high and low sales prices reported by The Nasdaq National Market on September 1, 1998.
(2) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee on the basis of 85% of the average of the high and low sales prices reported by The Nasdaq National Market on September 1, 1998.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. INFORMATION INCORPORATED BY REFERENCE.

     The Registrant hereby incorporates by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission:

     1. The Company's Annual Report on Form 10-K for the year ended December 31, 1997, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     2. The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998, filed pursuant to Section 13(a) of the Exchange Act.

     3. The description of the Company's Common Stock which is contained in the Registration Statement on Form 8-A filed on March 18, 1988, under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating any such description.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing such documents.

Item 4. DESCRIPTION OF SECURITIES.

     Not applicable.

Item 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

Item 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's Certificate of Incorporation and By-laws require the Registrant to indemnify officers and directors of the Registrant to the fullest extent permitted by the Delaware General Corporation Law. Article EIGHTH of the Registrant's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of their fiduciary duty as a director, to the extent allowed under Delaware General Corporation Law. Article VII of the Registrant's By-Laws provides, among other things, that (i) the Registrant is required to indemnify its directors and officers and persons serving in such capacities in other business enterprises at the Registrant's request, (ii) the Registrant is required to advance expenses, as incurred, to its directors and officers in connection with defending a proceeding, provided that such individual delivers an undertaking to the Registrant that he or she will repay all amounts advanced in the event it is ultimately determined that such individual is not entitled to be indemnified,
(iii) the rights conferred in the By-Laws are not exclusive and (iv) the Registrant may not retroactively amend the By-Law provisions in a way that is adverse to such directors and officers.

     The Registrant's policy is to enter into indemnification agreements with each of its directors and officers that provide the maximum indemnity allowed to directors and officers by Section 145 of the Delaware General Corporation Law and the By-Laws, as well as certain additional procedural protections.

     Section 145 of the Delaware General Corporation Law makes provisions for the indemnification of officers, directors and other corporate agents in terms sufficiently broad to indemnify such persons, under certain circumstances, for liabilities (including reimbursement of expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant intends to enter into indemnification agreements to such effect with its officers and directors.

Item 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

Item 8. EXHIBITS.

Exhibit
Number
-------
 5.1      Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
10.1      1996 Stock Option Plan(1)
10.2      Form of Stock Option Agreement(2)
10.3      1987 Employee Stock Purchase Plan, and form of Subscription Agreement, as amended May 10, 1995(3)
10.4      1998 Director Stock Option Plan(4)
10.5      Stock Option Agreements dated May 13, 1998 between the Registrant and
          Paul Newhagen
23.1      Consent of PricewaterhouseCoopers LLP
23.2      Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation
          (contained in Exhibit 5.1)
24.1      Power of Attorney (see page II-4)

------------------------
(1) Incorporated by reference to Exhibit 10.45(a) filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

(2) Incorporated by reference to Exhibit 10.45(b) filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

(3) Incorporated by reference to Exhibit 10.4(b) filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

(4) Incorporated by reference to Appendix A filed with the Registrant's Proxy Statement on Schedule 14A for the Registrant's 1998 Annual Meeting of Stockholders.

Item 9. UNDERTAKINGS.

(a)  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 of Part II of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on September 4, 1998.

                                   ALTERA CORPORATION

                                   By: /s/ NATHAN M. SARKISIAN
                                      ------------------------------------------
                                      Nathan M. Sarkisian, Senior Vice President
                                      and Chief Financial Officer


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Rodney Smith and Nathan M. Sarkisian, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                            TITLE                          DATE
---------                                            -----                          ----
/s/ RODNEY SMITH                President and Chief Executive Officer         September 4, 1998
----------------------------    (Principal Executive Officer), and
Rodney Smith                    Chairman of the Board of Directors

/s/ NATHAN M. SARKISIAN         Senior Vice President and Chief               September 4, 1998
----------------------------    Financial Officer (Principal Financial
Nathan M. Sarkisian             and Accounting Officer)

/s/ CHARLES M. CLOUGH           Director                                      September 4, 1998
----------------------------
Charles M. Clough

/s/ MICHAEL A. ELLISON          Director                                      September 4, 1998
----------------------------
Michael A. Ellison

/s/ PAUL NEWHAGEN               Director                                      September 4, 1998
----------------------------
Paul Newhagen

/s/ ROBERT W. REED              Director                                      September 4, 1998
----------------------------
Robert W. Reed

/s/ WILLIAM E. TERRY            Director                                      September 4, 1998
----------------------------
William E. Terry

/s/ DEBORAH D. TRIANT           Director                                      September 4, 1998
----------------------------
Deborah D. Triant

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    EXHIBITS



                       Registration Statement on Form S-8

                               Altera Corporation

                               September 4, 1998

                                INDEX TO EXHIBITS

Exhibit
Number
-------
 5.1      Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
10.1      1996 Stock Option Plan(1)
10.2      Form of Stock Option Agreement(2)
10.3      1987 Employee Stock Purchase Plan, and form of Subscription Agreement, as amended May 10, 1995(3)
10.4      1998 Director Stock Option Plan(4)
10.5      Stock Option Agreements dated May 13, 1998 between the Registrant and
          Paul Newhagen
23.1      Consent of PricewaterhouseCoopers LLP
23.2      Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation
          (contained in Exhibit 5.1)
24.1      Power of Attorney (see page II-4)

------------------------
(1) Incorporated by reference to Exhibit 10.45(a) filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

(2) Incorporated by reference to Exhibit 10.45(b) filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

(3) Incorporated by reference to Exhibit 10.4(b) filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

(4) Incorporated by reference to Appendix A filed with the Registrant's Proxy Statement on Schedule 14A for the Registrant's 1998 Annual Meeting of Stockholders.